Exhibit 99.1

LIMITED LIABILITY COMPANY AGREEMENT

OF

CNH CAPITAL RECEIVABLES LLC

December 31, 2004

This Limited Liability Company Agreement (together with the schedules attached hereto, this “Agreement”) of CNH Capital Receivables LLC (the “Company”), is entered into by CNH Capital America LLC, as the sole member (the “Economic Member”), and John R. Power, Jr. and Donald Puglisi, as the Special Members (as defined on Schedule A hereto).  Capitalized terms used and not otherwise defined herein have the meanings set forth on Schedule A hereto.

On December 17, 2004, CNH Capital Receivables Inc. executed a Certificate of Conversion, whereby its conversion from a Delaware corporation into CNH Capital Receivables LLC, a Delaware limited liability company, was approved in accordance with Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time (the “Act”).  The Economic Member, by execution of this Agreement and filing of the Certificate of Formation, hereby forms the Company as a limited liability company pursuant to and in accordance with the Act.

The Economic Member and the Special Members hereby agree as follows:

SECTION 1.           Name.  The name of the limited liability company formed hereby is CNH Capital Receivables LLC.

SECTION 2.           Principal Business Office.  The principal business office of the Company shall be located at 100 South Saunders Road, Lake Forest, IL 60045, or such other location as may hereafter be determined by the Economic Member.

SECTION 3.           Registered Office.  The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

SECTION 4.           Registered Agent.  The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

SECTION 5.           Members.

(a)           The mailing address of the Economic Member is set forth on Schedule B attached hereto.

(b)           Subject to Section 9(j), the Economic Member may act by written consent.

(c)           Upon the occurrence of any event that causes the Economic Member to cease to be a member of the Company (other than (i) upon an assignment by the Economic Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 20 and 22, or (ii) the resignation of the Economic Member and the admission of an additional member of the Company pursuant to Sections 21 and 22), each person acting as an Independent Director pursuant to Section 10 shall, without any action of any Person and simultaneously with the Economic Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution.  No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director pursuant to Section 10; provided, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Economic Member.  Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets.  Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company.  A Special Member, in its capacity as Special Member, may not bind the Company.  Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including the merger, consolidation or conversion of the Company.  Nothing in the immediately preceding sentence shall limit the right of any Special Member in his or her capacity as an Independent Director to vote on any actions as further described herein. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Director pursuant to Section 10 shall execute a counterpart to this Agreement.  Prior to its admission to the Company as Special Member, each person acting as an Independent Director pursuant to Section 10 shall not be a member of the Company.

SECTION 6.           Certificates.  Mario Ferla is hereby designated as an “authorized person” within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware.  The Economic Member or an Officer shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.

The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

SECTION 7.           Purposes.  The purpose to be conducted or promoted by the Company is to engage in the following activities:

(a)           to acquire, own, hold, service, sell, assign, pledge, finance, refinance and otherwise deal with from time to time installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural, construction or other industrial equipment, monies due thereunder, security interests in the equipment financed thereby, proceeds from claims on insurance policies related thereto and related agreements, instruments, documents and rights (collectively, “Receivables”);

(b)           to acquire, own, hold, service, sell, assign, pledge, finance, refinance and otherwise deal with the collateral securing or equipment leased under the Receivables, related insurance policies, agreements with equipment dealers or lessors or other originators or servicers of Receivables and any proceeds or further rights associated with any of the foregoing  (collectively, “Related Rights”);

(c)           to deal with the obligors under or servicers of Receivables and Related Rights;

(d)           to borrow funds and issue evidences of indebtedness in respect thereof, and sell and assign Receivables and Related Rights or interests in Receivables and Related Rights and issue notes, certificates or evidences of ownership or assignments in respect thereof, in each case in order to finance and facilitate the purchase of Receivables and Related Rights and to secure such borrowings and indebtedness with (and to pledge and grant liens on and security interests in) Receivables and Related Rights acquired from time to time and other assets and properties in which it otherwise has a right, title or interest, provided, that, if the Company has issued any securities (either directly or through a securitization trust) that are then rated by a nationally recognized statistical rating organization (a “Rating Agency”), the Company shall not directly borrow funds or issue evidence of indebtedness other than as permitted by such rated transaction unless each Rating Agency shall have confirmed in writing that such action would not cause it to downgrade or withdraw its rating of any outstanding indebtedness (direct or indirect) then rated by such Rating Agencies;

(e)           to enter into one or more agreements relating to such borrowing of funds and issuing evidences of indebtedness in respect thereof, in each case referred to in clause (d) above, and the issuance of such notes, certificates or other evidences of ownership or assignment, and to enter into credit enhancement arrangements and agreements with respect thereto and the purchase and servicing of Receivables and Related Rights and all such documents, agreements and instruments necessary or appropriate in connection therewith and to undertake all such duties and obligations and covenants as may be set forth in such agreements, documents, and instruments on its part to be performed thereunder (such agreements, documents and instruments, “Securitization Agreements”);

(f)            to loan or otherwise invest proceeds from Receivables and Related Rights and any other income, in either case to the extent permitted in any Securitization Agreement;

(g)           to execute, deliver and perform agreements evidencing, necessitated by or in connection with any and all of the foregoing;

(h)           to issue membership interests as provided for herein; and

(i)            to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related to or incidental to and necessary, suitable or convenient for the accomplishment of the purposes specified in clauses (a) through (h) above (including (i) the registration or qualification of any securities issued by any Trust under the federal securities laws or the Blue Sky laws of any State or jurisdiction and (ii) the entering into of interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements or similar hedging transactions and referral, management, servicing and administration agreements).

(j)            The Company, by or through the Economic Member, or any Director or Officer on behalf of the Company, may enter into and perform the Transaction Documents and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto and any amendments thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Economic Member or any Director or Officer to enter into other agreements on behalf of the Company.

SECTION 8.           Powers.  Subject to Section 9(j), the Company, and the Board of Directors and the Officers of the Company on behalf of the Company, (a) shall have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in Section 7 and (b) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

SECTION 9.           Management.

(a)           Board of Directors.  Subject to Section 9(j), the business and affairs of the Company shall be managed by or under the direction of a Board of one or more Directors designated by the Economic Member.  Subject to Section 10, the Economic Member may determine at any time in its sole and absolute discretion the number of Directors to constitute the Board.  The authorized number of Directors may be increased or decreased by the Economic Member at any time in its sole and absolute discretion, upon notice to all Directors, and subject in all cases to Section 10.  The initial number of Directors shall be five, two of which shall be Independent Directors pursuant to Section 10.  Each Director elected, designated or appointed by the Economic Member shall hold office until a successor is elected and qualified or until such Director’s earlier death, resignation, expulsion or removal.  Each Director shall execute and deliver the Directors’ Agreement.  A Director need not be a member of the Company.  Each Director is hereby designated as a “manager” of the Company within the meaning of Section 18-101(10) of the Act.  The initial Directors designated by the Economic Member are listed on Schedule D hereto.

(b)           Powers.  Subject to Section 9(j), the Board of Directors shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise.  Subject to Section 7, the Board of Directors has the authority to bind the Company.    Except as provided herein, it is intended that this grant of authority shall authorize the Board of Directors to function in all matters not otherwise delegated to the Economic Member as if the Company were a corporation formed under the Delaware General Corporation Law and the Board were the Board of Directors of such Corporation.

(c)           Meeting of the Board of Directors.  The Board of Directors of the Company may hold meetings, both regular and special, within or outside the State of Delaware.  Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.  Special meetings of the Board may be called by the President on not less than one day’s notice to each Director by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President or Secretary in like manner and with like notice upon the written request of any one or more of the Directors.  Whenever any notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transactions of any business to be transacted at, or the purpose of, such meeting.

(d)           Quorum:  Acts of the Board.  At all meetings of the Board, a majority of the Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board.  If a quorum shall not be present at any meeting of the Board, the Directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

(e)           Electronic Communications.  Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting.  If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

(f)            Committees of Directors.

(i)                                     The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Company.  The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(ii)                                  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

(iii)                               Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

(g)           Compensation of Directors; Expenses.  The Board shall have the authority to fix the compensation of Directors.  The Directors may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Director.  No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

(h)           Removal of Directors.  Unless otherwise restricted by law, any Director or the entire Board of Directors may be removed or expelled, with or without cause, at any time by the Economic Member, and, subject to Section 10, any vacancy caused by any such removal or expulsion may be filled by action of the Economic Member.

(i)            Directors as Agents.  To the extent of their powers set forth in this Agreement and subject to Section 9(j), the Directors are agents of the Company for the purpose of the Company’s business, and the actions of the Directors taken in accordance with such powers set forth in this Agreement shall bind the Company.  Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Directors, a Director may not bind the Company.

(j)            Limitations on the Company’s Activities.

(i)                                     This Section 9(j) is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.

(ii)                                  The Economic Member shall not, so long as any Obligation is outstanding, amend, alter, change or repeal the definition of “Independent Director” or Sections 5(c), 7, 8, 9, 10, 16, 19, 20, 21, 22, 23, 24, 25 or 30 or Schedule A of this Agreement without the unanimous written consent of the Board (including all Independent Directors).  Further, prior to any such amendment, alteration, change or repeal to Sections 20, 21, or 22 pursuant to the preceding sentence, the Economic Member shall deliver to the Board an Opinion of Counsel to the effect that such amendment, alteration, change or repeal will not result in the Company being treated as an entity separate from the Economic Member for federal income tax purposes.  Subject to this Section 9(j), the Economic Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Section 30.

(iii)                               Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Economic Member,

any Special Member, the Board, any Officer or any other Person so long as any Obligation is outstanding, neither the Economic Member nor any Special Member nor the Board nor any Officer nor any other Person shall be authorized or empowered, nor shall they permit the Company, without the prior unanimous written consent of the Economic Member and the Board (including all Independent Directors), to take any Material Action; provided, so long as any Obligation is outstanding, that the Board may not vote on, or authorize the taking of, any Material Action, unless there are at least two Independent Directors then serving in such capacity.

(iv)                              The Board and the Economic Member shall cause the Company to do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, that the Company shall not be required to preserve any such right or franchise if:  (A) the Board shall determine that the preservation thereof is no longer desirable for the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Company and (B) so long as the Obligations are outstanding, the Rating Agency Condition is satisfied.

(v)                                 The Board shall cause the Company to:

(A)                              maintain its own separate books and records and bank accounts;

(B)                                at all times hold itself out to the public and all other Persons as a legal entity separate from the Economic Member and any other Person;

(C)                                have a Board of Directors separate from that of the Economic Member and any other Person;

(D)                               file its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

(E)                                 except as contemplated by the Transaction Documents, not commingle its assets with assets of any other Person;

(F)                                 conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

(G)                                maintain separate financial statements;

(H)                               pay its own liabilities only out of its own funds;

(I)                                    maintain an arm’s length relationship with its Affiliates and the Economic Member;

(J)                                   pay the salaries of its own employees, if any;

(K)                               not hold out its credit or assets as being available to satisfy the obligations of others;

(L)                                 allocate fairly and reasonably any overhead for shared office space;

(M)                            use separate stationery, invoices and checks;

(N)                               except as contemplated by the Transaction Documents, not pledge its assets for the benefit of any other Person;

(O)                               correct any known misunderstanding regarding its separate identity;

(P)                                 maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;

(Q)                               cause its Board of Directors to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities;

(R)                                not acquire any securities of the Economic Member; and

(S)                                 cause the Directors, Officers, agents and other representatives of the Company to act at all times with respect to the Company consistently and in furtherance of the foregoing and in the best interests of the Company.  Failure of the Company, or the Economic Member or Board on behalf of the Company, to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Economic Member or the Directors.

(vi)                              So long as any Obligation is outstanding, the Board shall not cause or permit the Company to:

(A)                              except as contemplated by the Transaction Documents, guarantee any obligation of any Person, including any Affiliate;

(B)                                engage, directly or indirectly, in any business other than the actions required or permitted to be performed under Section 7, the Transaction Documents or this Section 9(j);

(C)                                incur, create or assume any indebtedness other than as expressly permitted under the Transaction Documents;

(D)                               make or permit to remain outstanding any loan or advance to, or, except as permitted by Section 7, to own or acquire any stock or securities of, any Person, except that the Company may invest in those investments permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions;

(E)                                 to the fullest extent permitted by law, engage in any dissolution or liquidation other than such activities as are expressly permitted pursuant to any provision of the Transaction Documents; or

(F)                                 except as permitted by Section 7 or any Transaction Document, to form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) other than a Trust.

SECTION 10.         Independent Director.  As long as any Obligation is outstanding, the Economic Member shall cause the Company at all times to have at least two Independent Directors who will be appointed by the Economic Member.  To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Directors shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 9(j)(iii).  No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (a) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Directors’ Agreement, and (b) shall have executed a counterpart to this Agreement as required by Section 5(c).  In the event of a vacancy in the position of Independent Director, the Economic Member shall, as soon as practicable, appoint a successor Independent Director.  All right, power and authority of the Independent Directors shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement.  Except as provided in the second sentence of this Section 10, in exercising their rights and performing their duties under this Agreement, any Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware.  No Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company.

SECTION 11.         Officers.

(a)           Officers.  The initial Officers of the Company shall be designated by the Economic Member. The additional or successor Officers of the Company shall be chosen by the Board and shall consist of at least a President, a Secretary and a Treasurer.  The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers.  Any number of offices may be held by the same person.  The Board shall choose a

President, a Secretary and a Treasurer.  The Board may appoint such other Officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.  The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board.  The Officers of the Company shall hold office until their successors are chosen and qualified.  Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board.  Any vacancy occurring in any office of the Company shall be filled by the Board.  Each Officer is hereby designated as a “manager” of the Company within the meaning of Section 18-101(10) of the Act.  The initial Officers of the Company designated by the Economic Member are listed on Schedule E hereto.

(b)           Chairman.  The Chairman shall be the chief executive officer of the Company and shall have general supervision and direction of the business and affirms of the Company.  The Chairman shall preside at all meetings of the Board of Directors and of the Member.  The Chairman or any other Officer authorized by the Chairman or the Board shall execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed; (ii) where signing and execution thereof shall be expressly delegated by the Board to some other Officer or agent of the Company; and (iii) as otherwise permitted in Section 11(c).

(c)           President.  The President shall be the chief operating officer of the Company.  In the absence of the Chairman or in the event of the Chairman’s inability to act, the President shall perform the duties of the Chairman, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chairman.

(d)           Vice President.  In the absence of the President or in the event of the President’s inability to act, the Vice President, if any, shall have all the powers of and be subject to all the restrictions upon the President.  The Vice Presidents, if any, shall perform such other duties and have such other powers as the Board may from time to time prescribe.

(e)           Secretary and Assistant Secretary.  The Secretary shall be responsible for filing legal documents and maintaining records for the Company.  The Secretary shall attend all meetings of the Board and record all the proceedings of the meetings of the Company and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  The Secretary shall give, or shall cause to be given, notice of all meetings of the Economic Member, if any, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall serve.  The Assistant Secretary, or if there be more than one, any one of the Assistant Secretaries shall, in the absence of the Secretary or in the event of the Secretary’s inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

(f)            Treasurer and Assistant Treasurer.  The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board.  The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the Board, at its regular meetings or when the Board so requires, an account of all of the Treasurer’s transactions and of the financial condition of the Company.  The Assistant Treasurer, or if there shall be more than one, any one of the Assistant Treasurers shall, in the absence of the Treasurer or in the event of the Treasurer’s inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

(g)           Officers as Agents.  The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and, subject to Section 9(j), the actions of the Officers taken in accordance with such powers shall bind the Company.

(h)           Duties of Board and Officers.  Except to the extent otherwise provided herein, each Director and Officer shall have a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware.

SECTION 12.         Limited Liability.  Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Economic Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being an Economic Member, a Special Member or a Director of the Company.

SECTION 13.         Capital Contributions.  The Economic Member has contributed to the Company property of an agreed value as listed on Schedule B attached hereto.  In accordance with Section 5(c), the Special Members shall not be required to make any capital contributions to the Company.

SECTION 14.         Additional Contributions.  The Economic Member is not required to make any additional capital contribution to the Company. However, the Economic Member may make additional capital contributions to the Company at any time upon the written consent of such Economic Member.  To the extent that the Economic Member makes an additional capital contribution to the Company, the Economic Member shall revise Schedule B of this Agreement.  The provisions of this Agreement, including this Section 14, are intended to benefit the Economic Member and the Special Members and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Economic Member and the Special Members shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

SECTION 15.         Allocation of Profits and Losses.  The Company’s profits and losses shall be allocated to the Economic Member.

SECTION 16.         Distributions.  Distributions shall be made to the Economic Member at the times and in the aggregate amounts determined by the Board.  Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Economic Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or any Transaction Document.

SECTION 17.         Books and Records.  The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company’s business.  The books of the Company shall at all times be maintained by the Board.  The Economic Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours.  The Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Economic Member any information that the Board would otherwise be permitted to keep confidential from the Economic Member pursuant to Section 18-305(c) of the Act.  The Company’s books of account shall be kept using the method of accounting determined by the Economic Member.  The Company’s independent auditor, if any, shall be an independent public accounting firm selected by the Economic Member.

SECTION 18.         Other Business.  The Economic Member, the Special Members and any Affiliate of the Economic Member or the Special Members may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others.  The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

SECTION 19.         Exculpation and Indemnification.  Neither the Economic Member nor the Special Members nor any Officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Economic Member or the Special Members (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct.

To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, that any indemnity under this Section 19 by the Company shall be provided out of and to the extent of Company assets only, and the Economic Member and the Special Members shall not have personal liability on account thereof; provided further, that so long as any Obligation is outstanding, no indemnity payment from funds of the

Company (as distinct from funds from other sources, such as insurance) of any indemnity under this Section 19 shall be payable from amounts allocable to any other Person pursuant to the Transaction Documents.

To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 19.

A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Economic Member might properly be paid.

To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person.  The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Economic Member and the Special Members to replace such other duties and liabilities of such Covered Person.

The foregoing provisions of this Section 19 shall survive any termination of this Agreement.

SECTION 20.         Assignments; Issuance of Interests.  The Economic Member may assign in whole or in part its limited liability company interest in the Company only to a Person that is, for federal income tax purposes, treated as disregarded as an entity separate from the Economic Member.  If the Economic Member transfers all of its limited liability company interest in the Company pursuant to this Section 20, subject to Section 22, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement; provided, however, that prior to such transfer the Economic Member has provided the Rating Agencies with written notice of the transfer.  Such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Economic Member shall cease to be a member of the Company.  Notwithstanding anything in this Agreement to the contrary, any successor to the Economic Member by merger or consolidation in compliance with the Transaction Documents shall, without further act, be the Economic Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

Further, the Company may not issue any limited liability company interest to any Person other than a Person that is, for federal income tax purposes, treated as disregarded as an entity separate from the Economic Member.

The Company may not issue any limited liability company interest, and no interest in the Company may be transferred, assigned, pledged, hypothecated or otherwise disposed of, except in conformity with the requirements of this Section 20 and any purported issuance or transfer of an interest in the Company in violation of this Section 20 shall be void to the fullest extent permitted by law and of no effect.

SECTION 21.         Resignation.  So long as any Obligation is outstanding, the Economic Member may not resign, except as permitted under the Transaction Documents and if the Rating Agency Condition is satisfied.  If the Economic Member is permitted to resign pursuant to this Section 21, an additional member of the Company shall be admitted to the Company, subject to Section 22, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement.  Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Economic Member shall cease to be a member of the Company.

SECTION 22.         Admission of Additional Members.  One or more additional members of the Company may be admitted to the Company with the written consent of the Economic Member; provided, notwithstanding the foregoing, so long as any Obligation remains outstanding, no additional member, other than pursuant to Sections 5(c) and 23, may be admitted to the Company unless (i) the additional member shall have delivered to the Board an Opinion of Counsel to the effect that such additional member is a Person that is, for federal income tax purposes, disregarded as an entity separate from the Economic Member; and (ii) the Rating Agency Condition shall have been satisfied with respect to such admission.

SECTION 23.         Dissolution.  Subject to Section 9(j), the Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following:  (a) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued in a manner permitted by this Agreement or the Act or (b) the entry of a decree of judicial dissolution under Section 18-802 of the Act.  Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (x) to continue the Company and (y) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining member of the Company in the Company.

Notwithstanding any other provision of this Agreement, the Bankruptcy of the Economic Member or a Special Member shall not cause the Economic Member or Special Member,

respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.

In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Economic Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

SECTION 24.         Waiver of Partition; Nature of Interest.  Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each of the Economic Member and the Special Members hereby irrevocably waives any right or power that such Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.  The Economic Member shall not have any interest in any specific assets of the Company, and the Economic Member shall not have the status of a creditor with respect to any distribution pursuant to Section 16 hereof.  The interest of the Economic Member in the Company is personal property.

SECTION 25.         Benefits of Agreement; No Third-Party Rights.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Economic Member or a Special Member.  Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (except as provided in Section 28).

SECTION 26.         Severability of Provisions.  Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

SECTION 27.         Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

SECTION 28.         Binding Agreement.  Notwithstanding any other provision of this Agreement, the Economic Member agrees that this Agreement, including Sections 7, 8, 9, 10, 19, 20, 21, 22, 23, 25, 28 and 30, constitutes a legal, valid and binding agreement of the Economic Member, and is enforceable against the Economic Member by the Independent Directors, in accordance with its terms.  In addition, the Independent Directors shall be intended beneficiaries of this Agreement.

SECTION 29.         Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

SECTION 30.         Amendments.  Subject to Section 9(j), this Agreement may be modified, altered, supplemented or amended pursuant to a written agreement executed and delivered by the Economic Member.  Notwithstanding anything to the contrary in this Agreement, so long as any Obligation is outstanding, this Agreement may not be modified, altered, supplemented or amended unless the Rating Agency Condition is satisfied except:  (i) to cure any ambiguity or (ii) to convert or supplement any provision in a manner consistent with the intent of this Agreement and the other Transaction Documents.

SECTION 31.         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

SECTION 32.         Notices.  Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in Section 2, (b) in the case of the Economic Member, to the Economic Member at its address as listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

SECTION 33.         Effectiveness.  Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the date first above written.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Limited Liability Company Agreement as of the day and year first above written.

ECONOMIC MEMBER:

CNH CAPITAL AMERICA LLC

By:	/s/ MICHAEL LECOMPTE
Name:	Michel Lecomte
Title:	Chairman

SPECIAL MEMBERS:

By:	/s/ JOHN R. POWER, JR.
Name:	John R. Power, Jr.

By:	/s/ DONALD PUGLISI
Name:	Donald Puglisi

SCHEDULE A

Definitions and Rules of Construction

SECTION 1.           Definitions

When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

“Act” has the meaning set forth in the preamble to this Agreement.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

“Agreement” means this Limited Liability Company Agreement of the Company, together with the schedules attached hereto, as amended, restated or supplemented or otherwise modified from time to time.

“Bankruptcy” means, with respect to any Person, if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (vii) if 90 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 60 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.  The foregoing definition of “Bankruptcy” is intended to replace and shall supersede and replace the definition of “Bankruptcy” set forth in Sections 18-101(1) and 18-304 of the Act.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware to be effective on December 31, 2004, as amended or amended and restated from time to time.

“Company” means CNH Capital Receivables LLC, a Delaware limited liability company.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. “Controlling” and “Controlled” shall have correlative meanings.  Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

“Covered Persons” has the meaning set forth in Section 19(a).

“Directors” means the Persons elected to the Board of Directors from time to time by the Economic Member.

“Directors’ Agreement” means the agreement of the Directors substantially in the form attached hereto as Schedule C.  The Directors’ Agreement shall be deemed incorporated into, and a part of, this Agreement.

“Economic Member” means CNH Capital America LLC, as the initial member of the Company, and includes any Person admitted as an additional member of the Company or a substitute member of the Company pursuant to the provisions of this Agreement, each in its capacity as a member of the Company; provided, the term “Economic Member” shall not include the Special Members.

“Independent Director” means a natural person who, for the five-year period prior to his or her appointment as Independent Director has not been, and during the continuation of his or her service as Independent Director is not:  (i) an employee, director, stockholder, member, partner or officer of the Company or any of its Affiliates (other than his or her service as a Special Member or an Independent Director of the Company or other Affiliates that are structured to be “bankruptcy remote”); (ii) a customer or supplier of the Company or any of its Affiliates; or (iii) any member of the immediate family of a person described in clause (i) or (ii).  An individual that otherwise satisfies the foregoing shall not be disqualified from serving as an Independent Director of the Company if such individual is at the time of initial appointment, or at any time while serving as an Independent Director of the Company, an Independent Director of a Special Purpose Entity that is an Affiliate of the Company or the Economic Member.  For purposes of this definition of “Independent Director” only, a “Special Purpose Entity” is an entity whose organizational documents contain restrictions on its activities and impose requirements intended to preserve its separateness that are substantially similar to those of the Company and provide, inter alia, that it is (a) organized for a limited purpose; (b) has restrictions on its ability to incur indebtedness, dissolve, liquidate, consolidate. merge and/or sell assets; (c) may not file voluntarily a bankruptcy petition on it own behalf (and/or on behalf of certain Affiliates) without the consent of the Independent Director(s); and (d) shall conduct itself (and/or cause certain Affiliates to conduct themselves) in accordance with certain separateness covenants, including the maintenance of books, records, bank accounts and assets separate from those of any other Person.

“Material Action” means to consolidate or merge the Company with or into any Person, or sell all or substantially all of the assets of the Company, or to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company’s inability to pay its debts generally as they become due or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company.

“Obligations” shall mean the indebtedness, liabilities and obligations of the Company or any Trust under or in connection with this Agreement, the other Transaction Documents or any related document in effect as of any date of determination.

“Officer” means an officer of the Company described in Section 11.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

“Rating Agency” has the meaning assigned to that term in Section 7(d).

“Rating Agency Condition” has the meaning assigned to that term in the Transaction Documents.

“Receivables” has the meaning assigned to that term in Section 7(a).

“Related Rights” has the meaning assigned to that term in Section 7(b).

“Securitization Agreements” has the meaning assigned to that term in Section 7(e).

“Special Member” means, upon such person’s admission to the Company as a member of the Company pursuant to Section 5(c), a person acting as Independent Director, in such person’s capacity as a member of the Company.  A Special Member shall only have the rights and duties expressly set forth in this Agreement.

“Transaction Documents” means this Agreement, the Directors’ Agreement, each agreement, transfer and servicing agreement, receivables purchase agreement, indenture or other agreement entered into by the Company or by a Trust at the direction of the Company from time to time in connection with the acquisition, creation, funding or financing of Receivables or Related Rights, and all other documents, instruments and certificates delivered in connection therewith.

SECTION 2.           Rules of Construction.  Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms.  The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.”  The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision.  The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement.  All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.

SCHEDULE B

Economic Member

Name:	CNH Capital America LLC

Mailing Address:	100 South Saunders Road Lake Forest, Illinois 60045

Agreed Value of Capital Contribution:	The amount of capital shall be the net equity of the Company at December 31, 2004.

Membership Interest:	100%

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SCHEDULE C

Form of Directors’ Agreement for CNH Capital Receivables LLC

December 31, 2004

For good and valuable consideration, each of the undersigned Persons, who have been designated as directors of CNH Capital Receivables LLC, a Delaware limited liability company (the “Company”), in accordance with the Limited Liability Company Agreement of the Company, dated as of December 31, 2004, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agree as follows:

1.             Each of the undersigned accepts such Person’s rights and authority as a Director under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as a Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as a Director is designated or until such Person’s resignation or removal as a Director in accordance with the LLC Agreement.  Each of the undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.

2.             So long as any Obligation is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

3.             THIS DIRECTORS’ AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

This Directors’ Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Directors’ Agreement and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Directors Agreement as of the day and year first above written.

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SCHEDULE D

Initial Directors

Name	Title
Michel Lecomte

John R. Power, Jr.

Donald Puglisi

Paolo Monferino

Mario Ferla

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SCHEDULE E

Initial Officers

Name	Title
Michel Lecomte	Chairman
Mario Ferla	President
L. William York	Senior Vice President
Giovanni Maggiora	Vice President and Treasurer
Richard R. Dykhouse	Vice President and Secretary
Joseph Doolan	Controller
Gregory J. Taylor	Vice President
Troy E. Price	Vice President
Phyllis E. Grimm	Vice President
Kathleen Nuzzi	Assistant Secretary
Linda M. Smith	Assistant Secretary
Brian J. O’Keane	Assistant Treasurer
Donald R. Costa	Tax Officer
Joanne K. Leskowicz	Tax Officer
Steven Haynes	Tax Officer

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